EXHIBIT 10.15
                                                                    CONFIDENTIAL

                            MASTER LICENSE AGREEMENT

      This Master License Agreement Number _____ (this "Master License Agreement"), with an "Effective Date" of April 26, 2002, is made by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 141 Caspian Court, Sunnyvale, California 94089 (hereinafter referred to as "Artisan Components"), and International Business Machines Corporation, a New York corporation with its principal place of business at One New Orchard Road, Armonk, NY 10504 (hereinafter referred to as "Licensee").

1. DEFINITIONS

      1.1 "Affiliate" means any corporation or other business entity in which, but only for so long as, Licensee owns or controls directly or indirectly, at least 50% of the outstanding stock or other voting rights entitled to elect directors.

      1.2 "Back-End Views" means the library element physical design and related documentation deliverables, whether in object code, reconfigurable binary, ASCII data, binary data, or any other form, as identified in Appendix A-1 to the Product Schedule.

      1.3 "[***] Artisan Components" means the [***] listed in Appendix D-1 that [***] and/or [***] for [***] standard cells, I/O cells and/or embedded memories. [***] may add [***] that [***] and/or [***] for [***] standard cells, I/O cells and/or embedded memories to the list in Appendix D-1 after the Effective Date by providing Licensee with thirty (30) days' written notice. Notwithstanding the above, [***] shall [***] be [***] from [***] with a [***] unit or [***] of a
[***] that is added to Appendix D-1 by [***] after the Effective Date, so long as that [***] unit or [***] is [***] in [***] and/or [***] for [***] its [***]
standard cells, I/O cells and/or embedded memories, and such [***] agrees in writing to [***] the [***] and [***] any Licensed Product [***] to such [***] unit or [***].

      1.4 "Customer" means those entities designated by Licensee who have executed a written agreement with Licensee or a Licensee Affiliate whereby Licensee will manufacture semiconductor device at Licensee's Manufacturing Site(s) whom Licensee desires to have licensed the Licensed Product(s); and [***] are [***] a [***] of [***].

      1.5 "Design" means any integrated circuit, integrated circuit mask, design database or graphical representation of a design database containing representations of Licensed Product(s) (or portions thereof) or designed with data from Licensed Product(s) from Artisan Components in any of its various formats, including but not limited to: circuit schematics, ASCII or binary data, logic diagrams, simulation models, physical layout, hardware description languages, timing characteristics and netlists.

      1.6 "Error" shall have the meaning set forth in Appendix C-1.

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Confidential treatment has been requested on behalf of Artisan for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


IBM Master License Agreement 042502    1.
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      1.7 "Front-End Views" means the library element timing, simulation models, logical symbols, floor planning abstracts and related documentation deliverables as identified in Appendix A-1 to the Product Schedule.

      1.8 "Internal Use Documentation" means the Internal Use Documentation, if any, listed in Appendix A-1 to the Product Schedule.

      1.9 "License Agreement" shall have the meaning set forth in Section 2.1.

      1.10 "License Agreement Effective Date" means the License Agreement Effective Date as set forth in the Product Schedule.

      1.11 "License Fees" shall have the meaning set forth in Section 7.1.

      1.12 "Licensed Product(s)" means the products described in Appendix A-1 to the Product Schedule, and any Updates thereto, whether in object code, reconfigurable binary, ASCII data, binary data or any other form. Licensed Product(s) includes the Back-End Views, Front-End Views and Internal Use Documentation.

      1.13 "Licensee's Manufacturing Site(s)" means manufacturing facilities for integrated circuits owned or controlled by Licensee, and third party owned manufacturing facilities under contract to Licensee for manufacturing, processing or incorporating integrated circuits into higher levels of assembly, which have entered into an appropriate agreement with [***] ("Permitted Third Party Manufacturers").

      1.14 "Master Agreement Effective Date" means the "Effective Date" for this Master License Agreement as set forth in the preamble hereof.

      1.15 "Process Information" means the electronic documentation set forth in the table in Section IV of Appendix A-1 to Product Schedule No. 1.

      1.16 "Product Schedule" means a Product Schedule in the form of Exhibit C, signed by Artisan Components and Licensee and incorporating, by reference, the terms and provisions of this Master License Agreement.

      1.17 "Required Data" means [***] or extensions thereto, as set forth in
Section IV of Appendix A-1.

      1.18 "Sell" "Sold" or the verb "to sell" (or any tense or derivation of any) shall mean the Sale, lease, or other transfer of a Wafer by or for Licensee or a Licensee Affiliate to a Customer for value, or an internal transfer of such Wafer from one Licensee or Licensee Affiliate business unit to another where an internal transfer price is identified or identifiable for such Wafer. "Sale" shall not include transactions or uses to effectuate or permit: (a) consignments or bailments; (b) Licensee, Licensee Affiliate, or Customer (so long as there is [***] to the [***] for the Wafer) [***] use, [***], [***], [***], or [***]; (c)
a reasonable amount of [***] or other [***] by or for Licensee Affiliates, or Customers or potential customers; (d) [***] or [***] (no

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    2.
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more than [***] Wafers per [***] or [***]); (e) internal [***] or [***] of
Licensee or Licensee Affiliate [***]; (f) [***] used solely for purposes of [***] an [***] provided by Artisan Components to Licensee; or (g) [***], provided however the [***] with respect to [***] shall be treated as provided in
Section 7.2.

      1.19 "Third Party Designer" means a third party that is [***] a [***] of [***] who creates all or a portion of a Design for and on behalf of Licensee, or for and on behalf of Customers, and that have entered into an appropriate agreement with Licensee.

      1.20 "Update(s)" means any error correction to a Licensed Product made by or for Artisan Components, which Artisan Components provides to Licensee under the maintenance as described in Appendix C-1 to the Product Schedule, if applicable, and any other modification of a Licensed Product made by or for Artisan Components, which Artisan Components in its reasonable discretion releases to any Artisan Components' licensees free of charge. Updates shall not include products exhibiting new or additional features, enhancements, or options which materially increase the basic functionality of the Licensed Product, and for which Artisan Components charges all licensees a separate or additional fee.

      1.21 "Usage, Using, Use or Used" means the transmitting, processing, storing, designing with or displaying of any portion of the Licensed Product(s) through the use of computer and/or video equipment and/or other utilization of any portion of the Licensed Product(s), solely for the purposes of creating Design(s) or manufacturing integrated circuits based on Design(s). "Usage, Using, Use or Used" does not include the modifying of any Licensed Product(s) or portion thereof. Except as expressly stated in Section 2.8, no rights or licenses to modify any Licensed Product(s) or portion thereof are granted hereunder.

      1.22 "Wafer" shall mean a combination of die produced from a single manufactured semiconductor wafer, which die in whole or in part are made up of, incorporate or are based upon any portion of a Design.

      1.23 "Test Chip" shall mean the semiconductor device designed by Artisan Components utilizing the optimized library created by Artisan Components as described in Section 20.1, and fabricated by IBM for purposes of verifying that such library is compliant with the Process Information.

2. LICENSE GRANT AND RELATED TERMS

      2.1 Each Product Schedule shall constitute a separate and independent License Agreement (a "License Agreement"), which shall incorporate by reference the terms and conditions of this Master License Agreement; the original of such License Agreement shall consist of the signed Product Schedule and the terms of this Master License Agreement. Capitalized terms used, but not defined, in this Master License Agreement have the meanings given to such terms in the Product Schedule.

      2.2 Subject to the terms and conditions stated herein, Artisan Components grants to Licensee a non-transferable (except as set forth herein), non-exclusive, royalty-bearing

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    3.
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                                                                    CONFIDENTIAL

worldwide, [***] right and license under Artisan's applicable [***] in the Licensed Products and Update(s) to do any or all of the following for the License Agreement Term set forth in the Product Schedule [***],

      (a) Use the Licensed Products and Updates to develop, derive or otherwise create (or have created on IBM's behalf by Third Party Designers) one or more Designs and mask sets that embody such Designs, including but not limited to the right to execute, distribute internally, and reproduce the Licensed Products and Updates in support of such use, provided such Designs are manufactured at Licensee's Manufacturing Site(s);

      (b) lease, sell, or otherwise transfer semiconductor products instantiating such Designs in any form or level of assembly (by way of example, in wafer or single chip form as bare die, in chip packages, or on printed circuit boards) to third parties;

      (c) Use the Licensed Products and Updates as reasonably necessary to carry out the activities set forth in this Section 2.2;

      (d) distribute the Front-End Views to third party entities (including but not limited to Third Party Designers) who are [***] of [***], only (i) as needed for the purpose of supporting Licensee's IC design and manufacture business as it relates to Design; or (ii) for such third parties to internally use the Front-End Views to make Designs pursuant to the terms and conditions of this Master License Agreement. Such disclosure and distribution of the Front-End Views may be made only to entities who are under a nondisclosure/restricted use agreement with Licensee which provides at a minimum for the following protections: (i) a confidentiality provision having a term no shorter than the confidentiality term set forth in this Master License Agreement; and (ii) a [***] provision that is [***] to [***] of the [***] for the [***] of [***] and/or [***] of [***] at
      [***].;

      (e) distribute the Back-End Views to third party entities (including but not limited to Third Party Designers) who are [***] of [***], only (i) as needed for the purpose of supporting Licensee's IC design and manufacture business as it relates to Design; or (ii) for such third parties to internally use the Back-End Views to make Designs pursuant to the terms and conditions of this Master License Agreement, and in either case subject to the additional conditions set forth in this Section 2.2(e). Such disclosure and distribution of the Back-End Views may be made only to entities who are under a nondisclosure/restricted use agreement with Licensee which provides at a minimum for the following protections: (i) a confidentiality provision having a term no shorter than the confidentiality term set forth in this Master License Agreement; and (ii) a [***] provision that is [***] to [***] of the [***] for the [***] of [***] and/or [***] of [***] at [***].

      (f) Licensee may modify and make derivative works of the Licensed Products (each a "Modification," and collectively, "Modifications") provided that such Modifications are limited to the following: (i) cosmetic changes (e.g., file name changing); and (ii) design for manufacturing (DFM) post-processing modifications; and further provided, that Licensee shall not modify or make derivative works of the Licensed Products that are of a different process geometry (for example, a [***] process geometry as opposed to a [***]

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    4.
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      process geometry) or constitute a different process derivative (for example, a derivative low power version of the Licensed Products within the same process geometry) than the Licensed Products that are being modified. Wafers containing one or more Modifications shall be subject to royalties as if they were Licensed Products of the same process geometry. For purposes of clarification, Modifications do not include other cells or components owned by Licensee, not derived from the Licensed Products, and incorporated into Designs. Licensee shall notify Artisan Components of any Modifications prior to Licensee's use or distribution of such Modification. Licensee shall own all right, title and interest in and to all Modifications, subject to Artisan Components' intellectual property rights in and to the Licensed Products. Modifications shall be subject to all terms and conditions applicable to Licensed Products, except as modified by the following terms and conditions, which shall apply to all
      Modifications: (i) Artisan Components has no warranty, indemnity, or support and maintenance obligations with respect to any Licensed Products containing one or more Modifications only to the extent the issue results from the Modification; and (ii) [***] shall have [***] to [***] any [***] as part of [***] general [***], if applicable.

      2.3 Licensee may sublicense its Affiliates to Use the Licensed Product(s) solely in the course of designing Designs and manufacturing Wafers on behalf of Licensee in accordance with the terms and conditions herein; provided, that (i) any such Affiliates must execute a written agreement no less protective than the License Agreement to protect against the unauthorized use and disclosure of the Licensed Product(s) (including any further disclosure/distribution by such Affiliates) and to ensure that all Wafers are reported and paid for as required under the License Agreement; and (ii) the disclosure/distribution of Front-End Views and Back-End Views to any Affiliates must meet all the conditions of Sections 2.2(d) and 2.2(e), as applicable. Licensee's Affiliates will be directly responsible to Artisan for any unauthorized use or disclosure of the Licensed Product(s), and any and all manufacture of (and payment, including royalties, for) Wafers, by such Affiliate. Licensee will include in each agreement with such Affiliates, a provision stating that Artisan Components is an intended third party beneficiary of such agreement. All Permitted Third Party Manufacturers must have a written agreement with Licensee which at a minimum provides for the following protections: (i) a confidentiality provision having a term no shorter than the confidentiality term set forth in this Master License Agreement; and (ii) a [***] that is [***] to [***] of the [***] for the [***] of [***] and/or the [***] of [***]. Licensee remains responsible for payment of all royalties, regardless of the site of manufacture, except for Affiliates sublicensed pursuant to this Section 2.3.

      2.4 Certain elements of the Licensed Product(s) may be provided in files/data formatted for use with or by certain third party tools/products. A list of such files/data may be found in Section II of Appendix A-1 to the Product Schedule. No license to any third party tools/products is granted to Licensee by Artisan Components. Licensee must ensure that it and any parties it authorizes to Use the Licensed Product(s) in accordance with the License Agreement have the necessary licenses and rights to use the third party tools/products to utilize the Licensed Product(s).

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    5.
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      2.5 Except as expressly set forth in this Section 2, neither party grants any rights or licenses, implied or express, to the other party.

      2.6 Licensee agrees to provide Artisan Components with the Required Data in a timely manner, consistent with the schedule set forth in Appendix A-1 to Product Schedule No. 1. Subject to the terms and conditions of this Agreement, Licensee hereby grants Artisan Components a non-transferable (except as set forth herein), non-exclusive, worldwide, [***] right and license under Licensee's applicable [***],[***] and [***], in the Required Data [***] solely for:

                  (i) the purposes of designing the Licensed Product(s) and Update(s) thereto; and

                  (ii) distributing the Licensed Product(s) and Update(s) to third parties for creating Designs to be manufactured solely by Licensee's Manufacturing Site(s) according to Section 2.7 of this Agreement.

      2.7 At Licensee's direction, or upon Licensee's consent, Artisan Components will distribute the Licensed Products to Licensee's Customers, free of charge to Customers, within [***] after execution by Artisan Components and the Customer of an applicable End User License Agreement, for Customer's use in designing, testing, and otherwise creating and verifying Designs for manufacture solely at Licensee's Manufacturing Sites. For purposes of clarification, the parties agree that the only Licensed Products that Artisan Components shall be required to distribute to Customers under this Section shall be Licensed Products that Artisan Components has previously delivered to Licensee as completed deliverables. Artisan will distribute the Licensed Products pursuant to a separate agreement between Artisan Components and the Customer governing the Customer's use of the Licensed Products (the "End User License Agreement"), substantially in a mutually-agreed form, [***] in [***] such End User License Agreement shall [***] corresponding to the [***] in [***],[***],[***],[***] (except for the [***] of [***]), and [***], and shall also identify [***] as an [***]. Artisan Components may [***] the [***] upon Licensee's [***] in [***] of the [***] of [***] as described [***]. Artisan Components understands and agrees to [***] that the [***] between Artisan Components and the [***] will be [***] in [***] of having [***] services [***] by [***], and that each Customer must enter into a separate agreement with Licensee, on terms to be mutually agreed upon solely between Licensee and Customer, to obtain such [***]. Artisan Components shall offer support for the Licensed Products to Customers pursuant to Artisan Components' customary and reasonable support terms and fees. Such End User License Agreement, and any support agreement, shall be solely and exclusively between Artisan Components and Customer. Artisan Components may charge its reasonable and customary rates for support, maintenance, engineering and customization services provided by Artisan Components to any Customer with no accounting to Licensee for any such fees. With respect to support, Artisan Components agrees that Customers may participate in its end user support programs. Currently, this program includes AccessBasic, a basic level of customer support, for $15,000 per year; AccessFirst, a more comprehensive level of customer support, for $50,000 per year; and AccessCustom, a customized support program for customers with special support needs that is priced on an

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    6.
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individual basis. Manufacture will be permitted only at Licensee's Manufacturing
Site(s); provided, however, that Licensee will pay to Artisan Components the agreed upon Royalties (as set forth in Section 7.2 of this Master License Agreement).

3. SUPPORT CONDITION, SILICON DEBUGGING AND PRODUCT ENGINEERING

      3.1 In consideration for the technical support and maintenance fees, if any, described in Appendix B-1 to the Product Schedule, Artisan Components will provide Licensee with the technical support and maintenance described in Appendix C-1 to the Product Schedule, if applicable, for the Licensed Product(s). Such technical support and maintenance is available on an annual basis only and will be made available throughout the Term, on the terms and conditions set forth in Appendix C-1, and Artisan Components will provide Licensee such technical support and maintenance at the highest priority level that Artisan Components provides to its customers.

      3.2 The design and verification techniques for the Licensed Product(s) used by Artisan Components depend on the accuracy of models, flows and design tools; some of which are provided by Artisan Components' licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. If and as requested by Licensee, Artisan Components will assist Licensee in silicon debugging and product engineering at Artisan Components' [***] rate plus applicable expenses. Silicon debugging and product engineering do not fall under the technical support and maintenance set forth in Section 3.1 above. To the extent Artisan Components provides any silicon debugging or product engineering, or otherwise provides Licensee with any revisions and/or enhancements to the Licensed Product(s), except as otherwise agreed upon, such revisions and/or enhancements shall be Licensed Product(s) subject to the terms and conditions of the License Agreement. The foregoing does not limit or restrict Artisan Components' obligation to correct Errors free of charge during the Warranty Period or provide free Updates under the terms of this Master License Agreement and Appendix C-1 to Product Schedule No. 1.

4. TERM

      This Master License Agreement is effective as of the Master Agreement Effective Date and shall remain in full force and effect for a period of [***] years, or as the parties may agree in any Product Schedule with respect to the specific Licensed Product(s) covered by that Product Schedule, unless earlier terminated as provided herein. Unless earlier terminated as provided herein, this Master License Agreement will automatically renew at the end of each term for consecutive [***] year renewal periods, unless either party notifies the other at least [***] prior to the end of the then current term that it does not desire this Master License Agreement to renew for another year. Each License Agreement shall set forth a License Agreement Term which shall be applicable to it.

5. ORDER, CHANGES AND DELIVERY TERMS

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    7.
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      5.1 All orders for Licensed Product(s) shall be evidenced by a Product
Schedule executed by Licensee and Artisan Components, and in connection therewith, Licensee may issue to Artisan Components a written purchase order. Except as otherwise agreed in a writing signed by Artisan Components, nothing contained in any purchase order submitted by Licensee will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Licensee hereby waives such purchase order provisions. Except as otherwise agreed in writing signed by Licensee, nothing contained in any change orders, invoices or sales acknowledgements submitted by Artisan Components will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Artisan Components hereby waives such provisions.

      5.2 With respect to the Licensed Products described in Appendix A-1 hereto as Group 4 ([***] Library Products and Services - [***]) and Group 5 ([***] Library Products and Services), Licensee agrees that it will choose one of these two groups, and notify Artisan in writing of which group it desires Artisan to proceed with no later than [***]. Licensee's selection may not be changed after Licensee's written notification.

      5.3 Artisan Components will promptly evaluate any Licensee requested changes due to modified Licensee design rules or Licensee requested changes to the library elements to be included in the Licensed Product(s) for both [***] and [***]. Licensee will complete an Engineering Change Order Request Form, an "ECO," and submit it to Artisan Components for review. Artisan Components will promptly notify the Licensee in writing on its ECO Response Form of any [***] and/or [***], detailing the reasons for such [***]. Licensee will provide written acceptance or refusal of the terms and conditions of the ECO Response Form within [***] of having been so notified. Failure to do so will cause Artisan Components to proceed with the project as if the Licensee's ECO Request Form had never been received. If Licensee's written notice is one of acceptance of the [***] and/or [***], then the ECO will be deemed an amendment to the License Agreement pursuant to Section 22.4 hereof. Unless Licensee's ECO Request Form explicitly requests Artisan Components to cease work until the ECO process has been completed, Artisan Components will continue to proceed with the development as if the ECO Request Form had never been received, unless and until Licensee's written notice of acceptance of the [***] and/or [***] is received by Artisan Components. Sample ECO Request and ECO Response Forms are attached as Exhibits A and B.

6. OWNERSHIP

      6.1 Subject to the licenses granted herein, each party and their respective licensors, if any, shall retain all of their rights, title and interest (including without limitation all patent rights, copyrights, trade secret rights, mask work rights, and other intellectual property rights, throughout the world) in and to its preexisting intellectual property developed prior to this Agreement or developed contemporaneously but outside the performance of this Agreement. Except for the licenses granted in Section 2, no other grants of licenses or rights to Licensee shall be implied from this Master License Agreement or the License Agreement. Licensee will reproduce and will not alter or mark over, all proprietary notices of Artisan Components on the Licensed Products.

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    8.
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      6.2 The parties anticipate that they will not engage in joint development of intellectual property under this Agreement. Should the parties wish to engage in such joint development, the parties shall set forth their understanding as to ownership and licensing of such jointly developed intellectual property in an amendment to this Agreement.

      6.3 Subject to Artisan Component's ownership of the Licensed Product(s), Licensee and Customer shall retain all of its ownership rights to Designs created through the Use of the Licensed Product(s).

7. PAYMENT TERMS AND TAXES

      7.1 Licensee will pay license fees (the "License Fees") as set forth in Appendix B-1 to the applicable Product Schedule; provided, that if an ECO for a Licensee request attributable to Licensee's exercise of Licensee's own discretion (for example, by modifying Licensee's design rules or requesting additional library elements) with a fee increase shall have been accepted by Licensee, Licensee shall pay such amounts at such times as set forth therein. The foregoing provisions of this Section 7.1 shall not limit the provisions of
Section 7.2.

      7.2 Within [***] after the end of each calendar [***], Licensee further shall pay to Artisan Components the running royalties ("Royalties") set forth in Appendix B-1 to the Product Schedule with respect to Wafers invoiced by Licensee in such calendar [***], and shall submit to Artisan Components with such royalty payment a report stating (a) the number of Wafers invoiced during such calendar [***], (b) Royalties payable under the License Agreement for such calendar [***]; (c) data and supporting calculations used by Licensee to compute the Royalties payable; (d) any adjustments made by Licensee for the prior reporting period; (e) any [***] by Licensee [***] Royalties due during the calendar [***] for [***] received during the calendar [***]; and (f) other information as mutually determined by the parties. Such [***] taken pursuant to subsection (e) may only be [***] in the calendar year in which the [***] by Licensee, for which the [***] is [***], was made by Licensee, and in no event shall such [***] to Artisan Components in any such calendar year.

      7.3 Licensee further shall pay to Artisan Components the technical support and maintenance fees as set forth in Appendix B-1 to the Product Schedule.

      7.4 All invoices will be mailed to Licensee's address specified in the opening paragraph of this Master License Agreement, unless specified otherwise in the applicable Product Schedule or purchase order.

      7.5 Any and all amounts payable under the License Agreement do not include any government taxes (including without limitation sales, use, excise, and value added taxes) or duties imposed by any governmental agency that are applicable to the export, import, or purchase of the Licensed Product(s) (other than taxes on the net income of Artisan Components), and Licensee shall bear all such taxes and duties. When Artisan Components has the legal obligation to collect and/or pay such taxes, the appropriate amount shall be added to Licensee's invoice and paid by Licensee, unless Licensee provides Artisan Components with a valid tax exemption certificate authorized by the appropriate taxing authority.

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[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    9.
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      7.6 All payments by Licensee specified in the License Agreement are expressed as net amounts and shall be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Artisan Components shall be the sole responsibility of Licensee. If any applicable law requires Licensee to withhold amounts from any payments to Artisan Components under the License Agreement, (i) Licensee shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Artisan Components with tax receipts evidencing the payments of such amounts, and (ii) the sum payable by Licensee upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after such deduction or withholding, Artisan Components receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Artisan Components would have received and retained in the absence of such required deduction or withholding.

      7.7 Artisan Components shall be entitled to have a mutually-agreed upon auditor, or, if the parties are unable to agree, an auditor selected by two auditors, one of which Licensee selected and the other Artisan Components selected, examine and audit, no more frequently than once in any [***], during normal business hours at Licensee's normal place of business, and upon [***] prior written notice to Licensee, such information and other records including, [***], supporting documentation for the royalty calculations and [***], and [***] as may contain under [***] information, any such information disclosed only to the extent it has a bearing on the amount of Royalties. Licensee agrees to maintain such documents for a duration consistent with Licensee's standard record retention policy, but in no event for less than a period of [***] from the date such payment from Licensee was due. The auditor selected must agree to execute a Licensee Confidential Information Exchange Agreement to ensure that the auditor will report to Artisan Components only upon whether the Royalties paid were or were not correct, and if incorrect, what are the correct amounts for the Royalties. Artisan Components agrees to provide Licensee with a copy of any report prepared by the auditor and disclosed to Artisan Components within [***] after Artisan Components' receipt of such report. Prompt adjustment (within [***]) shall be made by Licensee to compensate Artisan Components' for any errors and/or omissions disclosed by such examination or audit which result in an underpayment of Royalties hereunder, or by Artisan Components' to reimburse Licensee for any errors and/or omissions disclosed by such examination or audit which result in an overpayment of Royalties hereunder. Artisan Components' is solely responsible for the cost of any audit. The amount of compensation to any auditor shall not be contingent or based in any manner on the findings of such audit. If such an examination reveals an underpayment of more than [***], then Licensee shall promptly reimburse Artisan Components for the cost of such examination and for the interest due on such amount pursuant to
Section 7.9.

      7.8 All payment amounts stated in the License Agreement, and all payments to be made under the License Agreement, shall be in U.S. Dollars. If any currency conversion shall be required in connection with the calculation of amounts payable under the License Agreement, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    10.

                                                                    CONFIDENTIAL

      Licensee agrees to pay interest on late payments under the License Agreement at the lesser rate of (i) [***] percent of the overdue amount per annum, or (ii) the maximum permitted by applicable law.

8. EXPORT RESTRICTIONS

      This Master License Agreement, the License Agreement, the Licensed Product(s), Designs, Wafers, and the rights granted under the License Agreement are subject to any and all laws, regulations, orders or other restrictions relative to export, re-export or redistribution that may now or in the future be imposed by the government of the United States or foreign governments. Each party agrees to comply with all such applicable laws and regulations, and each party agrees to provide the other party with reasonable assistance to facilitate such compliance.

9. TERMINATION

      9.1 Artisan Components shall have the right to terminate this Master License Agreement and any or all License Agreements and the licenses granted hereunder, upon the occurrence of any of the following events: (a) the failure or neglect of Licensee to pay Artisan Components any sums or amounts due under any License Agreement in a timely manner ([***] Licensee, [***], [***] such [***]) where such delinquency is not fully corrected within [***] of Artisan Components' written demand; or (b) Licensee's material breach of this Master License Agreement or any License Agreement where such non-performance is not remedied in all material respects by Licensee within [***] of Artisan Components' written demand; or (c) the filing of a petition for Licensee's bankruptcy which is not discharged within [***], whether voluntary or involuntary, or an assignment of Licensee's assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Licensee's business for any reason, or Licensee becoming insolvent or ceasing to conduct business in the normal course.

      9.2 Licensee shall have the right to terminate this Master License Agreement and any or all License Agreements and the licenses granted hereunder, upon the occurrence of any of the following events: (a) Artisan Components' material breach of this Master License Agreement or any License Agreement where such non-performance is not remedied in all material respects by Artisan Components within [***] of Licensee's written demand; or (b) the filing of a petition for Artisan Components' bankruptcy which is not discharged within [***], whether voluntary or involuntary, or an assignment of Artisan Components' assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Artisan Components' business for any reason, or Artisan Components becoming insolvent or ceasing to conduct business in the normal course

      9.3 The provisions of Sections [***] and the last two sentences of Section [***] shall survive the expiration and any termination of this Master License Agreement and any License Agreement provided, however, that in the event Licensee terminates this Master License Agreement or any License Agreement pursuant to Section 9.2 above, the provisions of Sections [***] and [***] shall survive such termination for [***] after the date of such termination. Notwithstanding the foregoing, no event of termination or expiration shall affect Licensee's right

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    11.

                                                                    CONFIDENTIAL

to Use the Licensed Products to complete Designs in progress as of the effective date of such termination or expiration, and Use of such Designs and any completed Designs as manufactured; provided, however that Licensee continues to meet any continuing obligations to pay royalties on such Designs.

      9.4 Upon the effective date of termination of the License Agreement, except in case of termination by Licensee pursuant to Section 9.2 above, Licensee shall [***] to [***] and shall either [***] or [***] to [***] all of the [***] in [***] or [***], [***], and [***] thereof, together with [***]
written [***], that the [***] in [***] or [***], and [***] and [***] thereof are [***] and have [***] to [***] or [***]. Artisan Components will promptly either [***] or [***] to [***] any [***] in [***] or under [***], including [***] to
[***]. Also, upon such effective date of termination, Artisan Components shall either [***] or [***] to [***] all [***], including [***], [***] in [***] or under [***], together with Artisan Components' [***] that [***] and [***] hereof have been [***] to [***] or [***]. Upon the effective date of termination of the License Agreement, Licensee shall make [***] in [***] to [***] for all [***] then [***] the [***] ([***] at the [***] of: (a) the then current [***] and (b) the [***] as of the License Agreement Effective Date) of the [***] of the [***] as set forth in [***] to the [***], together with any applicable [***].

      9.5 Upon the effective date of termination by Licensee pursuant to Section
9.2 (a) any license of any nature granted to Artisan Components hereunder shall immediately cease, and (b) Artisan Components shall [***] or [***] to [***] all [***], including [***] in [***] or under [***], together with Artisan Components' [***] that such [***] and [***] thereof have [***] to [***] or [***]. Nothing herein shall prohibit or limit Licensee's right to seek damages for any breach by Artisan Components giving rise to Licensee's right to terminate this Master Licensee Agreement pursuant to Section 9.2.

      9.6 Termination of this Master License Agreement or any License Agreement under this Section 9 shall [***] in [***], and [***] a [***], any [***] or in [***] to a party [***] from the [***] of this Master License Agreement or any License Agreement, including the [***] terms set forth in [***].

10. WARRANTIES

      10.1 Upon the execution of this Master License Agreement and the Product Schedule, Artisan Components warrants for a period of ninety (90) days from the date of delivery (the "Warranty Period") that the Licensed Product(s) as delivered by Artisan Components shall be free from [***] in [***] and shall [***] to the [***] of the [***]. Further, Artisan Components shall provide [***] of support and maintenance in accordance with the provisions set forth in Appendix C-1, [***] of [***], commencing at the end of the ninety (90) day warranty period. Artisan Components [***] warrant that the [***] of the [***] will be [***] or [***]. In the event of any nonconformance of the Licensed Product, Licensee shall promptly notify Artisan Components in writing, and [***] Artisan Components [***] any [***] and [***] which [***] the [***] and [***] from the [***] or [***] of such [***] or [***]. Artisan Components' [***] and Licensee's [***] under this [***] shall [***] to [***] such [***] in accordance with the provisions set forth in Appendix C-1 or as the parties may otherwise mutually agree in writing.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    12.

                                                                    CONFIDENTIAL

Artisan Components' warranty obligations under the License Agreement will not apply to failure by the Licensed Product(s) to comply with the limited warranty herein due to [***], [***], [***], [***] of [***] or [***], [***] by [***] or
[***] to [***] in [***], [***], [***] or any other [***] provided by [***] to
[***] under this Master License Agreement or the License Agreement. Further, any [***] or [***] provided by Artisan Components pursuant to Section [***] above is provided [***].

      10.2 Artisan Components warrants that the execution of, and its performance under, this Master License Agreement will not [***] with [***] between [***] and a [***].

      10.3 Artisan Components warrants that it will perform its services hereunder in a [***] and [***]. Artisan Components' [***] and Licensee's [***] under this [***] shall be [***] Artisan Component's [***] of [***].

      10.4 Artisan Components warrants that as of the Effective Date, [***] the [***] the [***] and [***] of [***], the Licensed Products do [***] or [***] the [***] of any [***].

      10.5 EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 10, ARTISAN COMPONENTS AND ITS LICENSORS DO NOT MAKE ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, TRADE USAGE OR TRADE PRACTICE.

11. PATENT AND COPYRIGHT INDEMNIFICATION

      11.1 If a third party claims that Licensee's authorized Use of any Licensed Product(s) (pursuant to the terms of this Agreement) infringes that party's intellectual property rights, [***] the [***] of the [***], Artisan Components shall, at its own expense, defend or at its option, settle such claim, suit or proceeding brought by a third party against Licensee and shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Licensee: (a) promptly notifies Artisan Components in writing of such claim, suit or proceeding, (b) gives Artisan Components sole control over the defense and/or settlement of such claim, suit or proceeding (provided, however, that Licensee retains the right to participate in such defense at Licensee's own expense); and (c) reasonably cooperates and provides necessary available information, assistance and authority to defend or settle the claim, suit or proceeding. Artisan Components [***] be [***] for [***] costs, expenses, damages or fees incurred by Licensee in defending such action or claim [***] in [***] in [***] by [***]. Furthermore, [***] will [***] for any [***] to the extent it (i) is [***] on a [***] of a Licensed Product [***] by [***]; or (ii) [***] from [***] of [***] to use a [***] of a Licensed Product (provided that substantially the [***] is [***] by such [***] as the Licensed Product [***]), [***] such [***] has been [***] to [***]; or (iii) is [***] on the [***] or [***] of a [***] with [***],[***],[***],[***] or [***] provided by
[***] if such [***] would [***] but [***] such [***] or [***], and the [***] of which was not [***] for [***] with or [***] Artisan Components for [***]; or
(iv) [***] from [***] by [***] with the [***] furnished by [***] and no [***]
implementation which [***] with the [***] was [***].

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    13.

                                                                    CONFIDENTIAL

      11.2 Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of Artisan Components with respect to the Licensed Product(s) shall be brought exclusively by Artisan Components or Artisan Components' designee, in Artisan Components' sole discretion and as between Licensee and Artisan Components, at Artisan Components' sole cost and expense.

      11.3 If the Licensed Product(s) is, or in Artisan Components' reasonable opinion is likely to become the subject of a claim, suit, or proceeding alleging infringement, Artisan Components may: (a) procure, at no cost to Licensee, the right to continue Usage of the Licensed Product; (b) replace or modify the Licensed Product, at no cost to Licensee, to make it non-infringing, provided that [***] the [***] is performed by the [***] of modified Licensed Product(s), or (c) if the right to continue Usage cannot be reasonably procured for Licensee or the Licensed Product(s) cannot be replaced or modified to make it non-infringing, [***] the [***] of such [***],[***] the [***] and [***] Licensee [***] on the [***] attributable to such [***]on a [***].

      11.4 The foregoing states Artisan Components' sole obligations and entire liability with respect to any claimed infringement of the Licensed Product(s) of any intellectual property or other rights of any third party.

      11.5 If a third party claims that Artisan's licensed use of the Required Data (pursuant to the terms of this Agreement) infringes that party's intellectual property rights, [***], IBM shall, at its own expense, defend or at its option, settle such claim, suit or proceeding brought by a third party against Artisan and shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Artisan: (a) promptly notifies IBM in writing of such claim, suit or proceeding, (b) gives IBM sole control over the defense and/or settlement of such claim, suit or proceeding (provided, however, that Artisan Components retains the right to participate in such defense at Artisan Components' own expense); and (c) reasonably cooperates and provides necessary available information, assistance and authority to defend or settle the claim, suit or proceeding. IBM shall not be liable for any costs, expenses, damages or fees incurred by Artisan in defending such action or claim unless authorized in advance in writing by IBM. Furthermore, IBM will have no liability for any claim to the extent it (i) is based on a modification of the Required Data other than by IBM, without authorization; (ii) is based on the combination or use of the Required Data with any other software, hardware, data, program or device not provided by IBM if such infringement would not have arisen but for such use or combination, and the combination of which was not reasonably necessary or otherwise foreseeable by IBM for Artisan Component's Use; or (iii) is based upon a Licensed Product(s) (other than the Required Data to the extent incorporated therein).

      11.6 Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of IBM with respect to the Required Data or the Licensed Product(s), to the extent the Required Data is incorporated therein, shall be brought exclusively by IBM or IBM's designee, in IBM's sole discretion and as between IBM and Artisan Components, at IBM's sole cost and expense.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    14.

                                                                    CONFIDENTIAL

      11.7 If the Required Data is, or in IBM's reasonable opinion is likely to become the subject of a claim, suit, or proceeding alleging infringement, IBM may: (a) procure, at no cost to Artisan Component's, the right to continue its licensed use of the Required Data; (b) replace or modify the Required Data, at no cost to Artisan Component's, to make it non-infringing, provided that [***] the [***] is [***] by the [***] of [***] Required Data, or (c) if the right to continue the licensed use of the Required Data cannot be reasonably procured for Artisan Component's or the Required Data cannot be replaced or modified to make it non-infringing, [***] the [***] of such Required Data, and [***] the Required Data.

      11.8 The foregoing states IBM's sole obligations and entire liability with respect to any claimed infringement of the Required Data of any intellectual property or other rights of any third party.

12. LIMITATION OF LIABILITY

      12.1 IN NO EVENT WILL [***] OR ITS [***] OR [***] BE LIABLE FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR COSTS OF REPLACEMENT GOODS OR SERVICES OR ANY OTHER SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING OUT OF OR RELATING TO THIS MASTER LICENSE AGREEMENT, THE LICENSE AGREEMENT, THE LICENSED PRODUCT(S), OR RESULTING FROM [***] PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS MASTER LICENSE AGREEMENT OR THE LICENSE AGREEMENT OR RESULTING FROM THE [***],[***],[***] IN [***], OR [***] OR [***] OF [***] OF [***], ANY LICENSED
PRODUCT(S) OR OTHER [***] TO [***] HEREUNDER, HOWEVER CAUSED AND WHETHER BASED IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF [***] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

      12.2 [***] and its [***] and [***] aggregate [***] to the [***] and the [***] and [***] under this Master License Agreement and the License Agreement shall be limited to the [***] actually [***] or [***] and [***] by [***] to [***] for the [***] in [***], provided that in the event of a material breach of Section [***] or the [***] and [***] terms set forth in [***], by [***], which breach is not cured within [***],[***] liability shall be limited to [***] the [***] actually [***] by [***] to [***] for the [***] in question. The existence of more than one claim will not enlarge or extend this limit.

13. RELEASE OF [***] INFORMATION

      Neither party shall publish any reports or make public statements that [***] the [***], [***] or other [***] of the [***] in Licensee's [***] with any other [***] of [***] or any [***], or other [***] of [***] or the [***] in other licensee's [***] without the [***] of the [***]. Notwithstanding the foregoing, this provision shall not affect [***], under terms of

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    15.

                                                                    CONFIDENTIAL

confidentiality, to [***] or [***] in the [***] of the Licensed Product(s), including, as necessary, any [***] requested by such [***] or [***], nor shall this provision affect [***] to [***] or [***] the [***], [***] or other [***] or [***] of Licensee's [***].

14. [***]; CONFIDENTIALITY

      14.1 Except to the extent required by applicable law, in which case the discloser will obtain any available confidentiality protection, neither party shall announce or publicly disclose the terms or conditions of this Master License Agreement or the License Agreement without prior review and written approval from the other party. Neither party shall [***] any [***] or otherwise intentionally [***] the [***] of this Master License Agreement or any License Agreement, or the subject matter hereof, [***] the [***] and written [***] of the other [***]; provided, however, that [***] shall have the right to [***] the following: (a) that [***] is a [***] of [***], (b) that [***] has [***] the
[***] to [***] and that the [***] were [***] in the [***] of the [***], or (c) a
[***] of the [***].

      14.2 Any confidential information and materials will be marked as "Confidential" or otherwise clearly identified as confidential ("Confidential Information"). In the event such disclosure is initially oral or visual and not reduced to writing, it shall be summarized or identified in a written document, which shall be marked with an appropriate legend such as "Confidential" and provided to the other party within thirty (30) days following such disclosure. Each party agrees that except as may otherwise be stated herein, it shall not use, except to perform its obligations and/or to exercise its rights and licenses specified under this Master License Agreement or the License Agreement, and avoid disclosure to any third party ( except as provided in Section 2 of this Master License Agreement), any such Confidential Information revealed to it by the other party. Each party shall take precautions to protect the confidentiality of such information to the same extent it takes with respect to its own similar confidential information. [***] to the [***] to avoid [***], each [***] use [***] for [***]. The [***] shall [***] Confidential Information in [***] form, including [***], [***], [***] and [***] contained therein, which [***] be [***] in the [***] of [***] have had [***] to the [***] and [***] have
[***] the [***] for the [***] of [***] and subsequently [***] or [***] it in [***] of this [***].

      14.3 Information shall not be deemed Confidential Information hereunder if such information:

                  (i) is known to the recipient at the time of disclosure;

                  (ii) hereafter becomes known (independently of disclosure by the providing party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the providing party;

                  (iii) becomes publicly available or otherwise ceases to be secret or confidential, except through a breach of this Master License Agreement or the License Agreement by the recipient;

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    16.

                                                                    CONFIDENTIAL

                  (iv) was independently developed by the recipient without use of the disclosing party's Confidential Information;

                  (v) is required to be disclosed pursuant to any statutory or regulatory authority, provided the disclosing party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible;

                  (vi) is required to be disclosed by a court order, provided the disclosing party is given prompt notice of such order and provided the opportunity to contest it; or

                  (vii) is reasonably necessary to disclose to a court in order to enforce this Master License Agreement or the License Agreement, provided the disclosing party is given prompt notice of such intended disclosure, and is provided the opportunity to contest it.

      14.4 As to each item of Confidential Information, the provisions of this
Section 14 will continue for [***] following disclosure of such information.

15. GOVERNING LAW; VENUE; WAIVERS

      This Master License Agreement and the License Agreement shall be governed by and construed in accordance with the laws of the State of [***], without regard to the conflict of laws provisions thereof. Neither this Master License Agreement nor the License Agreement will be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded. Venue for all disputes arising out of or relating to this Agreement shall lie exclusively with the state and federal courts sitting in [***], in the [***] is [***] by [***], and shall [***] with the [***] and [***] in [***], in the [***] is [***], and each party hereby consents and waives any objection to the jurisdiction of such courts for such disputes. Both parties hereby waive any right to a jury trial and agree any action shall be brought, if at all, before a judge presiding without a jury.

16. ASSIGNMENT

      Neither this Master License Agreement nor the License Agreement shall be assignable by operation of law or otherwise, or otherwise transferable, by either party except upon prior written approval of the other, such approval not to be unreasonably withheld or delayed. Any unauthorized attempt by Licensee to assign or transfer this Master License Agreement or the License Agreement or any rights or obligations hereunder or thereunder shall be null and void. Notwithstanding the foregoing, either party may assign this Master License Agreement, along with applicable License Agreements, to a purchaser, assignee, or other successor in interest of all or substantially all of the business assets of the party's business unit which supports or is supported by such agreement. Subject to the foregoing, this Agreement will be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    17.

                                                                    CONFIDENTIAL

17. NOTICE

      Any notices required to be given pursuant to this Master License Agreement or the License Agreement shall be in writing, sent via certified mail, return receipt requested, express overnight courier, or by facsimile (a confirmed copy of which to be sent promptly by mail to addressee) to the address of Artisan Components or Licensee as set forth below or to such other address as may be specified from time to time by notice in writing, and such notice shall be deemed to have been received on the earlier of (a) the date when actually received or (b) if by facsimile, when the sending party shall have received a facsimile confirmation that the message has been received by the receiving party's facsimile machine.

If to Artisan Components:               If to Licensee:

Artisan Components, Inc.                International Business Machine Corp.
141 Caspian Court                       1000 River Road
Sunnyvale, CA 94089                     Essex Junction, VT.  05452
Attn:  [***]                            Attn:  [***]
Telephone: [***]                        Telephone: [***]
Facsimile:  [***]                       Facsimile: [***]
With a copy to:                         With a copy to:

[***], Artisan Components, Inc.         [***],   IBM Corp.

at the same address                     at the same address

18. SEVERABILITY AND WAIVER

      18.1 The invalidity or unenforceability of any particular provision of this Master License Agreement or License Agreement shall not affect the other provisions of this Master License Agreement or the License Agreement, respectively, and shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

      18.2 The waiver by either party of any default or breach of this Master License Agreement or the License Agreement shall not constitute a waiver of any other subsequent default or breach.

      18.3 Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power.

19. [***]

      The Licensed Product(s) are not [***] or [***] for [***] in the [***],[***],[***],[***] or other [***] of any [***],[***] and [***]. Licensee agrees that Artisan Components shall [***] be [***] for any [***],[***],[***] or [***] arising from [***] if [***] or its [***] or [***] the [***] for such [***]
(except those that would otherwise [***] under [***]). Licensee [***] that it [***] or [***] such [***] as [***] for [***].

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    18.

                                                                    CONFIDENTIAL

20. LIBRARY DEVELOPMENT AND VERIFICATION SEQUENCE

      20.1 After the Effective Date, and as set forth in an applicable Product Schedule, Licensee shall provide Artisan Components with access to Licensee's Process Information as defined in such Product Schedule, solely for the purposes of optimizing the Artisan Components library products described in such Product Schedule to the applicable Licensee Process Information described in such Product Schedule, for Licensee and its Customers' Use and for distribution to Licensee and Customers as set forth in this Agreement.

      20.2 Artisan Components shall carry out design rule checking and layout versus schematics checking to detect compliance of the optimized library to the applicable Licensee Process Information, and shall provide the results of these activities in the form of a written report to Licensee. Licensee, at its discretion, may grant waivers to the applicable Licensee Process Information in the interest of ensuring an optimum Licensed Product design. If Artisan Components requires the use of waivers to the applicable Licensee Process Information then Artisan Components must request and obtain written confirmation from Licensee of any waivers granted by Licensee.

      20.3 When Artisan Components has created the optimized library as described in Section 20.2, in accordance with the delivery schedule, Artisan Components will then verify the design in hardware through use of the Test Chip. Artisan Components will deliver the physical design database of the Test Chip containing the optimized library (in GDSII format and containing design elements mutually agreed upon by the parties) to Licensee for the purpose of manufacturing the Test Chip.

      20.4 Licensee will produce a set of photographic masks based on the GDSII from Artisan Components and will manufacture the Test Chip and deliver it to Artisan Components in the form of untested dice.

      20.5 Upon receipt of the Test Chip, Artisan Components will carry out testing and verification using the Artisan Components test suites to verify functional and electrical compliance with the applicable Licensee Process Information. Such testing shall include testing at elevated temperature and exposure to elevated operating conditions, as defined in the product specifications agreed upon by the parties at the commencement of library development. Artisan Components shall issue a written report to Licensee summarizing the results of such tests and representing that the library is fully compatible with the applicable Licensee Process Information (subject to the waivers granted in Section 20.2 above). The written report shall be provided to Licensee within [***] after the Test Chip is provided to Artisan Components or at a date mutually agreed in advance by the parties as shown in the appropriate Product Schedule. If the Artisan Components test suites indicate a functionality problem arising from either the optimized library or the applicable Licensee Process Information, the parties shall negotiate in good faith to determine the corrective action prior to release of such report to third parties.

      20.6 At Licensee's request and at a mutually agreeable time and place, Artisan Components agrees to provide a minimum level of sales training on the optimized library.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    19.

                                                                    CONFIDENTIAL

21. MISCELLANEOUS TERMS

      21.1 The relationship of the parties hereto is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

      21.2 Neither party shall have liability for its failure to perform its obligations under this Master License Agreement or the License Agreement when due to circumstances beyond its reasonable control.

      21.3 If Licensee distributes the Front-End Views and/or Back-End Views, as authorized herein, to an agency, department, or other entity of the United States Government ("Government"), Licensee shall not delete any legend from such software or documentation regarding either Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies or Defense Federal Acquisition Regulation Supplement ("DFARS") 227.7202 for military agencies.

      21.4 Artisan Components and Licensee are independent parties. Neither company nor their employees, consultants, contractors or agents, are agents, employees or joint venturers of the other party, nor do they have the authority to bind the other party by contract or otherwise to any obligation. Neither party will represent to the contrary, either expressly, implicitly, by appearance or otherwise. Nothing under this Agreement shall be construed as an obligation or representation of any nature that Licensee will design, manufacture, market, sell, or distribute any product or otherwise make any use of any right or license granted hereunder. Further, Licensee makes and has made no representations as to the effectiveness of any marketing it may chose undertake.

      21.5 Neither this Master License Agreement, any License Agreement, nor any related agreement will prevent either party or its subsidiaries or Customers from marketing, acquiring, or developing materials, products, or services which are competitive to those of the other party, except that any such materials, products, or services may not violate any statutory or common law rights of such other party. Each party may pursue activities independently with any third party, even if similar to the activities under this Master License Agreement, License Agreement, or related agreement.

      21.6 BOTH PARTIES ACKNOWLEDGE THAT THIS MASTER LICENSE AGREEMENT INCLUDING THE EXHIBITS AND APPENDICES ATTACHED HERETO AND THE PRODUCT SCHEDULE CONSTITUTE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL CONFLICTING TERMS AND CONDITIONS AND ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER HEREOF, INCLUDING ANY TERMS AND CONDITIONS THAT MAY BE INDICATED IN ANY LICENSEE PURCHASE ORDER. NEITHER THIS MASTER LICENSE AGREEMENT NOR THE LICENSE AGREEMENT SHALL BE MODIFIED, SUPPLEMENTED, QUALIFIED, OR INTERPRETED BY ANY TRADE USAGE OR PRIOR COURSE OF DEALING NOT MADE A PART OF THIS MASTER LICENSE AGREEMENT OR THE LICENSE AGREEMENT BY ITS EXPRESS TERMS. NEITHER THIS MASTER LICENSE AGREEMENT NOR THE

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    20.

                                                                    CONFIDENTIAL

LICENSE AGREEMENT SHALL BE MODIFIED OR AMENDED EXCEPT IN WRITING AND EXECUTED BY DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

      BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS MASTER LICENSE AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURES BELOW.

ARTISAN COMPONENTS, INC.                              LICENSEE


By: [***]                                             By:   [***]
    -------------------------------------                   -----------------------------------------------
    Signature of an Officer of the Corporation              Signature of an Authorized Representative


Name: [***]                                           Name: [***]
      -----------------------------------                   -----------------------------------------------
      Printed name of the Signing Officer                   Printed name of the Authorized Representative
      Title: [***]

Date: April 26, 2002                                  Title: [***]
      -----------------------------------                   -----------------------------------------------

                                                      Date: May 3, 2002
                                                            -----------------------------------------------


----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


IBM Master License Agreement 042502    21.

                                                                    CONFIDENTIAL

                                    EXHIBIT A
                                       to
                            Master License Agreement

                            ENGINEERING CHANGE ORDER
                               (ECO) REQUEST FORM

                                                       Product Schedule No. ____
                                                                Request No. ____

--------------------------------------------------------------------------------
Customer:                               Date:

--------------------------------------------------------------------------------
Requestor:                              Phone:

--------------------------------------------------------------------------------
E-mail Address:                         Fax:

--------------------------------------------------------------------------------
Project:

--------------------------------------------------------------------------------

This Engineering Change Order Form (ECO) is to be used as an official notification to Artisan Components of any changes in design or specification made to a project. Once this form has been received, Artisan Components will evaluate the schedule and price impacts of these changes and inform you of the results.

Description of Requested Change:
                                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Authorized Requestor's Signature:                            Date:
                                  ---------------------------     --------------

                                                                    CONFIDENTIAL

                                    EXHIBIT B
                                       To
                            Master License Agreement

                            ENGINEERING CHANGE ORDER
                               (ECO) RESPONSE FORM

                                                       Product Schedule No. ____
                                                                Request No. ____

--------------------------------------------------------------------------------
Customer:

--------------------------------------------------------------------------------
Requestor:                              Phone:

--------------------------------------------------------------------------------
E-mail Address:                         Fax:

--------------------------------------------------------------------------------
Project:

--------------------------------------------------------------------------------

Artisan Components has evaluated your attached ECO request, its [***] on your [***] and any [***] or [***] associated with the request. This evaluation is described below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In summary, this change will:

-     [***] ______ [***] to the [***]      -    Will not [***] the [***]

-     Require an [***] in the [***] of [***]____ additional [***]

-     Afford a [***] in the [***] of [***]_______ in [***]

-     Not affect [***].

Please sign this form to acknowledge that you understand the impact of your requested changes. Signing the Refusal indicates that you do not authorize Artisan Components to proceed with the requested change(s). Signing the Acceptance authorizes Artisan Components to proceed with these changes. This form must be signed and returned to Artisan Components by ___________________.

Authorized Requestor's Refusal:                       Date:
                               -----------------------     ---------------------

Authorized Requestor's Acceptance:                    Date:
                                  --------------------     ---------------------

Artisan Project Management Approval:                  Date:
                                    ------------------     ---------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                                    EXHIBIT C

                                       to

                            Master License Agreement

                             PRODUCT SCHEDULE No. 1

      This PRODUCT SCHEDULE Number 1 (this "Product Schedule") is made in connection with that certain Master License Agreement, Number ______, with an Effective Date of _________, 2002 (the "Master License Agreement"), by and between ARTISAN COMPONENTS, INC., a Delaware corporation, with its principal place of business at 141 Caspian Court, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and International Business Machines Corporation, a New York corporation with its principal place of business at One New Orchard Road, Armonk, NY 10504 (hereinafter referred to as "Licensee"). This Product Schedule is made effective as of ________________ (the "License Agreement Effective Date").

                                    RECITALS

      The parties desire to license certain Licensed Product(s) described herein pursuant to the terms and conditions of the Master License Agreement and this Product Schedule.

                                    AGREEMENT

1. Licensed Product(s).

      (a) Licensed Product(s). The parties agree that the terms and conditions of the Master License Agreement are incorporated herein by this reference, and Appendix A-1 to this Product Schedule is added to and made a part of this Product Schedule. The Licensed Product(s) described in Appendix A-1 are Licensed Product(s) for purposes of the Master License Agreement and this Product Schedule. Appendix A-1 sets forth the Deliverables and an estimated Delivery Schedule relating to the Licensed Product(s). A revised target delivery schedule may be provided in the mutually agreed purchase order for the Licensed Products.

      (b) Payment for Licensed Product(s). The License Fees, Royalties and Maintenance Fees for the Licensed Product(s) are set forth in Appendix B-1 to this Product Schedule. Appendix B-1 is added to and made a part of this Product Schedule.

      (c) Technical Support and Maintenance. Artisan Components will provide Licensee with the technical support and maintenance described in Appendix C-1 to this Product Schedule for the Licensed Product(s). Appendix C-1 is added to and made a part of this Product Schedule.

2. License Agreement Term. This License Agreement is effective as of the License Agreement Effective Date and shall remain in full force and effect for a period of [***] years,


                                       1.

                                                                    CONFIDENTIAL

unless earlier terminated as provided in the Master License Agreement. Unless earlier terminated as provided in the Master License Agreement, the License Agreement will automatically renew at the end of each term for consecutive [***] year renewal periods, unless either party notifies the other at least [***] prior to the end of the then current term that it does not desire the License Agreement to renew for another year.

3. General. Unless otherwise defined in this Product Schedule, capitalized terms used in this Product Schedule shall have the same meaning as set forth in the Master License Agreement.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                               LICENSEE


By:  [***]                                             By:  [***]
     ------------------------------------------            -----------------------------------------------
     Signature of an Officer of the Corporation            Signature of an Authorized Representative

Name: [***]                                            Name: [***]
     ------------------------------------------              ---------------------------------------------
     Printed name of the Signing Officer                     Printed name of the Authorized Representative

Title: [***]                                           Title:  [***]
      -----------------------------------------               --------------------------------------------

Date: April 26, 2002                                   Date: May 3, 2002
     ------------------------------------------             ----------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       2.

                                                                    CONFIDENTIAL

                                  APPENDIX A-1

                                       to

                             Product Schedule No. 1

           Licensed Product(s), Deliverable(s), Target Delivery Dates
                               and Required Data

I.    Licensed Product(s) and Delivery Dates

=============================================================================================================
                         Product/Service Description                                  Delivery ARO*
-------------------------------------------------------------------------------------------------------------
Group 1 ([***] Library Products and Services)
-------------------------------------------------------------------------------------------------------------
1a. Process Set-up - Base Technology Setup for IBM [***] Process              [***]
-------------------------------------------------------------------------------------------------------------
1b. [***] - [***] Library for IBM [***] Process                                [***]
-------------------------------------------------------------------------------------------------------------
1c. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
1d. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
1e. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
1f. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
1g. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
1h. [***] (2 sets)  - [***] for IBM [***] Process                             [***]
-------------------------------------------------------------------------------------------------------------
1i.  [***] - [***] with [***] for IBM [***] Process (uses only 1 set of I/Os) [***]
-------------------------------------------------------------------------------------------------------------
1j. First Year Annual Maintenance for Group 1 Licensed Products               [***]
-------------------------------------------------------------------------------------------------------------
Group 2 ([***] Memory Products and Services)                                  [***]
-------------------------------------------------------------------------------------------------------------
2a. Process Set-up - [***] for IBM [***] Process                              [***]
-------------------------------------------------------------------------------------------------------------
2b. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
2c. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
2d. [***] - [***]                                                             [***]
-------------------------------------------------------------------------------------------------------------
2e.  [***] - [***] with [***] for IBM [***]  Process  (IBM must supply  [***] [***]
for Artisan's use in order for Artisan to prepare the [***])
-------------------------------------------------------------------------------------------------------------
2e. First Year Annual Maintenance for Group 2 Licensed Products               [***]
-------------------------------------------------------------------------------------------------------------
Group 3 ([***] Library Products and Services)                                 [***]
-------------------------------------------------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

=============================================================================================================
                         Product/Service Description                                  Delivery ARO*
-------------------------------------------------------------------------------------------------------------
3a. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3b. [***] Library for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3c. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3d. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3e. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3f. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3g. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
3h. [***] (2 sets) - [***] Library for IBM [***] Process                      [***]
-------------------------------------------------------------------------------------------------------------
3i.  [***] - [***] Program with [***] for IBM [***] Process                   [***]
-------------------------------------------------------------------------------------------------------------
3j. First Year Annual Maintenance for Group 3 Licensed Products               [***]
-------------------------------------------------------------------------------------------------------------
Group 4 ([***] process [***] Library Products and Services - [***])(1)        [***]
-------------------------------------------------------------------------------------------------------------
Licensee shall elect either Group 4 or Group 5, in writing, no later than [***].
-------------------------------------------------------------------------------------------------------------
4a. [***] - [***] for [***] of IBM [***] Library Products and Services        [***]
-------------------------------------------------------------------------------------------------------------
4b. [***] [***] Library for IBM [***] Process                                 [***]
-------------------------------------------------------------------------------------------------------------
4c. [***] of [***] for IBM [***] Process                                      [***]
-------------------------------------------------------------------------------------------------------------
4d. [***] of [***] - [***] for IBM [***] Process                              [***]
-------------------------------------------------------------------------------------------------------------
4e. [***] of [***] - [***] for IBM [***] Process                              [***]
-------------------------------------------------------------------------------------------------------------
4f. [***] of [***] - [***] for IBM [***]  Process                             [***]
-------------------------------------------------------------------------------------------------------------
4g. [***] of [***] - [***] for IBM [***] Process                              [***]
-------------------------------------------------------------------------------------------------------------
4h. [***] of [***] (2 sets) - [***] libraries for IBM [***] Process           [***]
-------------------------------------------------------------------------------------------------------------
4i. [***] - [***] with [***] for [***] of IBM [***] Process                   [***]
-------------------------------------------------------------------------------------------------------------
4j. First Year Annual Maintenance for Group 4 Licensed Products               [***]
-------------------------------------------------------------------------------------------------------------
Group 5 ([***] Library Products and Services)                                 [***]
-------------------------------------------------------------------------------------------------------------
5a. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------

----------
(1) Permitted changes are: SPICE model changes, voltage or temperature changes.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       2.

                                                                    CONFIDENTIAL

=============================================================================================================
                         Product/Service Description                                  Delivery ARO*
-------------------------------------------------------------------------------------------------------------
5b. [***] Library for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5c. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5d. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5e. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5f. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5g. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
5h. [***] (2 sets)  - [***] for IBM [***] Process                             [***]
-------------------------------------------------------------------------------------------------------------
5i. [***] - [***] with [***] for IBM [***] Process                            [***]
-------------------------------------------------------------------------------------------------------------
5j. First Year Annual Maintenance for Group 5 Licensed Products               [***]
-------------------------------------------------------------------------------------------------------------
Group 6 ([***] Library Products and Services)                                 [***]
-------------------------------------------------------------------------------------------------------------
6a. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
6b. [***][***] for IBM [***] Process                                          [***]
-------------------------------------------------------------------------------------------------------------
6c. [***] for IBM [***] Process                                               [***]
-------------------------------------------------------------------------------------------------------------
6d. [***] for IBM [***] Process                                               [***]
-------------------------------------------------------------------------------------------------------------
6e. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
6f. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
6g. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
6h. [***] - [***] for IBM [***] Process                                       [***]
-------------------------------------------------------------------------------------------------------------
6i. [***] - [***] with [***] for IBM [***] Process                            [***]
-------------------------------------------------------------------------------------------------------------
6j. First Year Annual Maintenance for Group 6 Licensed Products               [***]
=============================================================================================================

      *ARO means the [***] of the date Artisan [***] a [***] Master License Agreement and Product Schedule No. 1, [***] and all [***] from Licensee, and the [***] for the respective [***] is [***].

II.   Deliverables

      A. Front-End Views and Back-End Views [SAMPLES - TABLES SPECIFIC TO IBM TO BE COMPLETED]

Deliverables for the SAGE-X standard cell library, SAGE-IO cell library and memory generators shall be as shown below:

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       3.

                                                                    CONFIDENTIAL

Front-End/Back-End Views for SAGE-X Standard Cell Library and SAGE-IO Cell
Library:

       ------------------------------------------------------------------------------------------------
         Design Phase           Tool            Vendor         Tool        Files provided      View
                                                              version        by Artisan       version
       ------------------------------------------------------------------------------------------------
                                               Front-End Views
       ------------------------------------------------------------------------------------------------
       Verilog           [***]              [***]                        [***]               [***]
       Simulation.       ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       SDF compatib.     [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       VHDL/Vital        [***]              [***]                        [***]               [***]
       Simulation        ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       SDF compatib.     [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Synthesis         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Physical          [***]              [***]                        [***]               [***]
       Synthesis
       ------------------------------------------------------------------------------------------------
       Static timing/    [***]              [***]                        [***]               [***]
       Delay calculation ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Schematic entry   [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Power Est./Opt.   [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
                                               Back-End Views
       ------------------------------------------------------------------------------------------------
       Place&Route       [***]              [***]                        [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
       ------------------------------------------------------------------------------------------------
       Verification      [***]              [***]                        [***]               [***]
       (DRC,LVS)                                                         ------------------------------
                                                                         [***]               [***]
       ------------------------------------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       4.

                                                                    CONFIDENTIAL

       ------------------------------------------------------------------------------------------------
         Design Phase           Tool            Vendor         Tool        Files provided      View
                                                              version        by Artisan       version
       ------------------------------------------------------------------------------------------------
       HSPICE  Net  List N/A                     N/A            N/A      N/A                 N/A
       (with Extracted
       Capacitance)*
       ------------------------------------------------------------------------------------------------

*HSPICE Net List (with Extracted Capacitance) may only be used by Licensee to support Licensed Products.

     Front-End/Back-End Views for Single and Dual Port SRAM, Single and Two Port Register Files, and Diffusion ROM Memory Generators:

       ------------------------------------------------------------------------------------------------
         Design Phase           Tool            Vendor         Tool        Files provided      View
                                                              version        by Artisan       version
       ------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------
                                               Front-End Views
       ------------------------------------------------------------------------------------------------
       Verilog           [***]              [***]                        [***]               [***]
       Simulation.       ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       SDF compatib.     [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       VHDL/Vital        [***]              [***]                        [***]               [***]
       Simulation        ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       SDF compatib.     [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Synthesis         [***]              [***]                        [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Static timing/    [***]              [***]                        [***]               [***]
       Delay calculation ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Power Est./Opt.   [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
                                               Back-End Views
       ------------------------------------------------------------------------------------------------
       Place&Route       [***]              [***]                        [***]               [***]
                                                                         ------------------------------
                                                                         [***]               [***]
                         ------------------------------------------------------------------------------
                         [***]              [***]                        [***]               [***]
       ------------------------------------------------------------------------------------------------
       Verification      [***]              [***]                        [***]               [***]
       [***]                                                             ------------------------------
                                                                         [***]               [***]
       ------------------------------------------------------------------------------------------------

      B.    Internal Use Documentation

            [To be completed]

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       5.

                                                                    CONFIDENTIAL

IV. Required Data

The Reference Documentation listed below is for reference only. Artisan will deliver the Licensed Products in accordance with the Electronic Documentation identified below.

Reference Documentation:

           ---------------------------------------------------------------------
           Process Information     Document #            Current Version
           ---------------------------------------------------------------------
           [***]                   [***]                      [***]
           ---------------------------------------------------------------------
           [***]                   [***]                      [***]
           ---------------------------------------------------------------------
           [***]                   [***]                      [***]
           ---------------------------------------------------------------------

Electronic Documentation:

           ---------------------------------------------------------------------
           [***]                   [***]                 [***]
           ---------------------------------------------------------------------
           [***]                   [***]                 [***]
           ---------------------------------------------------------------------
           [***]                   [***]                 [***]
           ---------------------------------------------------------------------
           [***]                   [***]                 [***]
           ---------------------------------------------------------------------
           [***]                   [***]                 [***]
           ---------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       6.

                                                                    CONFIDENTIAL

                                  APPENDIX B-1

                                       to

                             Product Schedule No. 1

      License Fees, Royalties, and Technical Support and Maintenance Fees

I.    License Fees and Payment Terms

      A.    License Fees

===============================================================================================================
                         Product/Service Description                                    License Fees
---------------------------------------------------------------------------------------------------------------
Group 1 ([***] Library Products and Services)
---------------------------------------------------------------------------------------------------------------
1a. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1b. [***] Library for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1c. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1d. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1e. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1f. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1g. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
1h. [***] (2 sets)  - [***] Library for IBM [***] Process                                  [***]
---------------------------------------------------------------------------------------------------------------
1i.  [***] - [***] with [***] for IBM [***] Process                                        [***]
---------------------------------------------------------------------------------------------------------------
Group 2 ([***] Memory Products and Services)                                               [***]
---------------------------------------------------------------------------------------------------------------
2a. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
2b. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
2c. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
2d. [***] - [***]                                                                          [***]
---------------------------------------------------------------------------------------------------------------
2e.  [***] - [***] with [***] for IBM [***] Process                                        [***]
---------------------------------------------------------------------------------------------------------------
Group 3 ([***] Library Products and Services)                                              [***]
---------------------------------------------------------------------------------------------------------------
3a. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
3b. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

===============================================================================================================
                         Product/Service Description                                    License Fees
---------------------------------------------------------------------------------------------------------------
3c. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
3d. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
3e. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
3f. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
3g. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
3h. [***] (2 sets) - [***] Library for IBM [***] Process                                   [***]
---------------------------------------------------------------------------------------------------------------
3i.  [***] - [***] with [***] for IBM [***] Process                                        [***]
---------------------------------------------------------------------------------------------------------------
Group 4 ([***] Library Products and Services - [***])                                      [***]
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
4a. [***] - [***] for [***] of IBM [***] Library Products and Services                     [***]
---------------------------------------------------------------------------------------------------------------
4b. [***] of [***] Library for IBM [***] Process                                           [***]
---------------------------------------------------------------------------------------------------------------
4c. [***] of [***] - [***] for IBM [***] Process                                           [***]
---------------------------------------------------------------------------------------------------------------
4d. [***] of [***] - [***] for IBM [***] Process                                           [***]
---------------------------------------------------------------------------------------------------------------
4e. [***] of [***] - [***] for IBM [***] Process                                           [***]
---------------------------------------------------------------------------------------------------------------
4f. [***] of [***] - [***] for IBM [***] Process                                           [***]
---------------------------------------------------------------------------------------------------------------
4g. [***] of ROM - [***] for IBM [***] Process                                             [***]
---------------------------------------------------------------------------------------------------------------
4h. [***] of [***] (2 sets) - [***] libraries for IBM [***] Process                        [***]
---------------------------------------------------------------------------------------------------------------
4i. [***] with [***] for [***] of IBM [***] Process                                        [***]
---------------------------------------------------------------------------------------------------------------
Group 5 ([***] Library Products and Services)                                              [***]
---------------------------------------------------------------------------------------------------------------
5a. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
5b. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5c. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5d. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5e. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5f. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5g. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       2.

                                                                    CONFIDENTIAL

===============================================================================================================
                         Product/Service Description                                    License Fees
---------------------------------------------------------------------------------------------------------------
5h. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
5i.  [***] - [***] with [***] for IBM [***] Process                                        [***]
---------------------------------------------------------------------------------------------------------------
Group 6 ([***] Library Products and Services)                                              [***]
---------------------------------------------------------------------------------------------------------------
6a. [***] - [***] for IBM [***] Process                                                    [***]
---------------------------------------------------------------------------------------------------------------
6b. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6c. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6d. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6e. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6f. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6g. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6h. [***] for IBM [***] Process                                                            [***]
---------------------------------------------------------------------------------------------------------------
6i.  [***] with [***] for IBM [***] Process                                                [***]
===============================================================================================================

      B.    Payment Terms

      License Fees to be set forth in the purchase order for the Licensed Products in the following amounts are due and payable according to the schedule set forth in the applicable purchase order:

Group 1, 2, 3 payment schedule

      [***]

Group 4, 6 payment schedule (if applicable)

      [***]

Group 5, 6 payment schedule (if applicable)

----------------------------------------------------------------------------------------------------------------------
           Date                                           Comments                                    Payment Due
----------------------------------------------------------------------------------------------------------------------
[***]                        [***] of [***] library [***] (Group 3); [***] payment                         [***]
----------------------------------------------------------------------------------------------------------------------
[***]                        [***] of [***] library [***] (Group 2); [***] payment                         [***]
----------------------------------------------------------------------------------------------------------------------
[***]                        [***] of [***] memory [***] (Group 1); [***] payment                          [***]
----------------------------------------------------------------------------------------------------------------------
[***]                        [***] of [***] library [***] (Group 6); [***] payment                         [***]
----------------------------------------------------------------------------------------------------------------------
[***]                        (a) [***] of [***] library [***] (Group 5); [***] payment                     [***]
                             OR
                             (b) [***] of [***] (Group 4); [***] payment
----------------------------------------------------------------------------------------------------------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       3.

                                                                    CONFIDENTIAL

      The [***] of the License Fees due for each Licensed Product is due [***] from Licensee's receipt of each Licensed Product, per Section 7.2 of the Master License Agreement. Refer to Appendix B-1, Section A, for the License Fee amount for each Licensed Product.

II.   Royalties

Licensee further shall pay to Artisan Components the following Royalties.

Licensed Product                            Royalty Rate

All Licensed Products                       [***] of [***] From Wafer*
                                            [***] to [***] amount of [***]
                                            - per [***] wafer equivalents**

      * "[***] From Wafer" means the gross [***] (in [***] or [***]) and all [***] by Licensee from Sales of Wafers [***] the following [***] as applicable to the Wafer [***]: (i) separately [***] normal and customary [***], and [***] and [***] actually [***], (ii) separately [***] sales, [***] and/or other [***] or [***] actually [***], (iii) separately [***] and [***] or [***], (iv) separately [***] and/or [***] actually [***], (v)
      separately [***] amounts [***] or [***] due to [***], and (vi) [***] not to [***] of any quarter's [***] from Wafer. [***] shall [***] to [***] for purposes of this Agreement upon [***] of [***] Customers.

**The [***] for silicon wafers that are of a [***] than [***] shall be [***] based on the [***] of the wafer. However, with respect to a [***], the [***] shall be [***] per [***] wafer for Licensed Products.

III.  Technical Support and Maintenance Fees

---------------------------------------------------------------------------------
                                                         First Year  Renewal Rate
---------------------------------------------------------------------------------
1. Annual Maintenance Fee for Group 1 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------
2. Annual Maintenance Fee for Group 2 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------
3. Annual Maintenance Fee for Group 3 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------
4. Annual Maintenance Fee for Group 4 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------
5. Annual Maintenance Fee for Group 5 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------
6. Annual Maintenance Fee for Group 6 Licensed Products    [***]       [***]
---------------------------------------------------------------------------------

      As set forth in Appendix C-1 to the Product Schedule, the first year of annual maintenance begins [***] after [***] of the applicable [***] ("Maintenance Commencement Date") and ends one (1) year later. The Annual Maintenance Fee is due in full for the initial one (1) year term on or before the [***]. Thereafter, the Annual Maintenance Fee shall be due and payable in full on or before the beginning date of the [***] for which payment is due.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       4.

                                                                    CONFIDENTIAL

IV. Restricted Credits May Accrue For New License Fees Applicable To New/Additional Licensed Product(s)

      Artisan Components will accrue restricted credits ("Restricted Credits") for Licensee based on royalty fees paid to Artisan Components when due hereunder as follows. [***] of a Restricted Credit will accrue for each [***] of royalty fees paid to Artisan Components when due hereunder. One Restricted Credit will be applied by Artisan Components only towards [***] of new License Fees (other than the [***] initially set forth in [***]), and not royalty fees, for new/additional Licensed Product(s) ("New Orders") ordered by Licensee under a subsequent Product Schedule (other than this Product Schedule), if any; provided, however, that (i) the [***] amount of Restricted Credits to accrue and be applied against New Orders [***] the [***] set forth in this Appendix B-1, and (ii) the Restricted Credits may be applied only against New Orders set forth in a order from Licensee within [***] of the date the Restricted Credits were accrued (date of accrual shall be the date Artisan Components [***] the [***] that [***] the [***]). Restricted Credits have no cash value or refund value, and they may not be used for any purpose except as specifically set forth above as a credit to be applied by Artisan Components towards New Orders in accordance with all of the above. Any Restricted Credits which are not applied by Artisan Components towards New Orders as set forth above, for any reason, shall be deemed void.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       5.

                                                                    CONFIDENTIAL

                                  APPENDIX C-1

                                       To

                             Product Schedule No. 1

                        Technical Support and Maintenance

      This Support and Maintenance Appendix to License Agreement (this "Appendix"), upon due completion and execution hereof, serves to amend that certain License Agreement (the "License Agreement") comprised of that certain Master License Agreement Number ____, dated _________, 2002, and that certain Product Schedule Number 1, dated _________, 2002, by and between Artisan Components, Inc., a California corporation, with its principal place of business at 141 Caspian Court, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and International Business Machines Corporation, a New York corporation with its principal place of business at One New Orchard Road, Armonk, NY 10504 (hereinafter referred to as "Licensee").

                                    RECITALS

      The parties desire to amend the License Agreement to provide for the following obligations and responsibilities of the parties relating to the provisioning of technical support and maintenance for the Licensed Product(s).

      The parties agree the below terms and conditions are added to and made a part of the License Agreement:

1.    Definitions.

      (a) "Error" shall mean a software problem or layout defect in the Licensed Product deliverables provided by Artisan Components which causes a failure of the Licensed Product(s) to [***] to the [***] described in [***] to the [***]. For purposes of clarification, Errors do not include (i) defects requiring silicon debugging and product engineering as described in Section 6 below, (ii) changes to Licensed Product(s) to work with new or different versions of EDA tools or operating systems, or (iii) changes to Licensed Product(s) to work with process rule changes (i.e., recharacterizations).

      (b) "Workaround" shall mean a change in the way Licensee accomplishes a task using the Licensed Product, which may be of a temporary nature, to help avoid the Error.

      (c) "Support Liaison(s)" shall mean not more than [***] Licensee technical support personnel authorized to contact Artisan Components for purposes of obtaining support and maintenance under the License Agreement.

      (d) "Update" means Update as defined in the License Agreement.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       1.

                                                                    CONFIDENTIAL

2.    Artisan Components' Support Services.

      Artisan Components will provide the following Support Services for the Licensed Product(s):

      (a) Telephone Hotline Support: Artisan Components' technical services engineers will be available by telephone during Standard Hours (8:00 a.m. until 5:00 p.m. Pacific Local Time, Monday through Friday, excluding holidays on which Artisan Components is not open for business) to answer questions from the Support Liaison(s) about the installation and use of the Licensed Product(s), including aiding in the diagnosis and resolution of Errors in the Licensed Product(s). Artisan Components shall make reasonable commercial efforts to respond to all Technical Support telephone calls within [***] from the time they are received.

      (b) E-mail and Facsimile ("Fax") support: Artisan Components' technical services engineers will be available by e-mail and Fax during Standard Hours for the same purposes as listed under Telephone Hotline Support. Artisan Components shall make reasonable commercial efforts to acknowledge by return e-mail all Technical Support requests via Fax or e-mail within [***] from the time they are received.

      (c) Designated Contacts: Artisan Components will designate no more than [***] Artisan Components' technical employees to act as Technical Support Contacts between Licensee and Artisan Components. This list may be modified from time to time by Artisan Components as is necessary in the conduct of its business. In addition, Artisan Components will designate a [***] responsible for priority escalation and ensuring Licensee is satisfied with the level of support received.

3.    Correction of Licensed Product Errors.

      (a) Artisan Components agrees to respond to reported Errors based upon the severity of the Error as follows:

            (i) Critical Error. Licensee is unable to use the Licensed Product(s) because of suspected or actual Errors in the Licensed Product(s). Artisan Components will respond to Critical Errors by assigning a technician to investigate the Error, and contact Licensee within [***] from the time the Licensee reports the Error. Artisan Components will [***] to provide a Workaround or an Update to fix Critical Errors [***]. If a Workaround or Update to fix a Critical Error is not provided within [***] after it is reported, Artisan Components shall [***] the Critical Error [***] its [***], [***], or [***]. If the Workaround or Update is still not provided within an additional [***] after it is reported, Artisan Components shall [***] the Critical Error [***] its [***] or [***]. Artisan Components shall, in any event, provide [***] updates to Licensee on the status of the resolution of a Critical Error. Artisan Components shall conduct an investigation, identify the problem, prepare a fix strategy, make a fix decision and implement a design in order to resolve Critical Errors. Licensee agrees to reasonably cooperate with Artisan Components to facilitate a resolution of Critical Errors. Artisan Components shall either
(a) provide a Workaround or Update to fix a Critical Error within [***] after it is reported; or (b)

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       2.

                                                                    CONFIDENTIAL

within such [***] period provide to Licensee a [***] for [***] of such Critical Error which [***] shall be [***] to [***], such [***] to be [***].

            (ii) Moderate Error. Licensee is able to use the Licensed Product(s) but is experiencing suspected or actual Errors in the Licensed Product(s) causing interruption of Licensee's use of the Licensed Product(s). Artisan Components will respond to Moderate Errors by assigning a technician to investigate the Error, and contact Licensee within [***] from the time the Licensee reports the Error. Artisan Components will [***] to provide a Workaround [***], or to provide an Update to fix the Error in a timeframe to be agreed upon by both parties. If a Workaround or Update to fix a Moderate Error is not provided within [***] after it is reported, Artisan Components shall [***] the Moderate Error [***] its [***], [***], or [***]. If the Workaround or Update is still not provided within an additional [***] after it is reported, Artisan Components shall [***] the Moderate Error to [***] or [***]. Artisan Components shall, in any event, provide [***] updates to Licensee on the status of the resolution of a Moderate Error. Artisan Components shall either (a) provide a Workaround or Update to fix a Moderate Error within [***] after it is reported; or (b) within such [***] period, provide to Licensee a [***] for [***] of such Moderate Error which [***] shall be [***] to [***], such [***] to be [***].

            (iii) Minor Error. Licensee is experiencing a suspected or actual Error in the Licensed Product(s) that limits some immaterial functionality of the Licensed Product(s) or the Licensee's support personnel need assistance or information regarding the Licensed Product(s). Artisan Components will make a commercially reasonable effort to respond to requests for information within [***] and, if required, provide an Update within a reasonable period of time.

      (b) With respect to Critical Errors, in the event Artisan Components cannot find a correction or Workaround to the Critical Error within a [***] of [***], upon Licensee's request, appropriate Artisan Components' [***] will [***] Licensee's [***] on terms acceptable to Licensee and to Artisan Components to [***] and [***] a [***].

4.    Updates.

      Artisan Components agrees to provide the Licensee one copy of each new Update when such Update is commercially released by Artisan Components to any other customers or licensees, or, if earlier, when such Updates are prepared hereunder for Licensee and in Artisan Components' reasonable discretion are ready for release to Licensee. Artisan Components shall be obligated hereunder to support only the then-current Licensed Product(s) verified by Licensee and, for a period of [***] following the date of release of the then-current Licensed Product(s) verified by Licensee, the immediately preceding Update of the Licensed Product(s). Any and all Updates provided to Licensee hereunder (including but not limited to Error corrections) are part of the Licensed Product(s) and subject to all the terms and conditions of the License Agreement.

5.    Maintenance and Support Responsibilities of Licensee.

      In addition to the payment obligations set forth herein, Licensee shall be responsible for the following:

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       3.

                                                                    CONFIDENTIAL

      (a) Licensee will maintain a list of no more than [***] who will act as Support Liaison(s) between Licensee and Artisan Components. Support Liaison(s) shall be knowledgeable in the installation and use of the Licensed Product(s). This list of Support Liaison(s) may be modified by Licensee as is necessitated by employee turnover and reassignments.

      (b) Support Liaison(s) will report all Errors in the Licensed Product(s) as they are discovered as soon as practicable..

      (c) Licensee will implement any Workarounds and/or Updates that Licensee accepts promptly.

      (d) Licensee will provide sufficient information and assistance to Artisan Components in order for Artisan Components to exercise its support obligations in this Appendix, including but not limited to providing available and necessary information to enable Artisan Components to replicate the Error.

      (e) In the event Licensee desires Artisan Components to utilize third party software in Licensee's or Licensee's Customer's possession to replicate an Error and provide support and/or maintenance hereunder, except as the parties may otherwise agree, Licensee or Licensee's Customer is responsible for obtaining the necessary rights and licenses, at its expense, to enable Artisan Components to perform its obligations under this Agreement relating to the third party software used with the Licensed Product(s).

6.    Limits of Scope of Support and Maintenance.

      This Appendix sets forth the parties' rights and responsibilities with respect to Artisan Components' support and maintenance of the Licensed Product(s) and Updates thereto only during the period for which Licensee pays for support as set forth herein. Except as may otherwise be specified in the License Agreement or other agreement entered into between the parties, Artisan Components has no obligation to provide Licensee any support or maintenance services or Updates except as set forth under this Appendix.

      [***] and [***] do [***] under the [***] set forth in this Appendix.

      [***] has [***] to [***] any [***] or [***] for any [***] made to the
[***] by or for [***] ([***] than by [***]).

      Artisan Components shall have no responsibility for analyzing or correcting errors in any third party software (other than to cooperate in providing information about the Licensed Product(s) to the Licensee) or testing any third party software. Artisan Components shall not be responsible under this Appendix to modify Licensed Product(s) to operate with any new or different versions of third party software or any new third party software products.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       4.

                                                                    CONFIDENTIAL

7. Term.

      (a) Unless terminated as set forth hereunder, the maintenance and support to be provided hereunder shall be available on a yearly basis, with the initial yearly maintenance period beginning [***] after [***] of the Licensed Product(s) ("Maintenance Commencement Date") and ending one (1) year later. Thereafter, unless Licensee notifies Artisan Components otherwise, the term of this Appendix shall automatically renew on the anniversary date of the Maintenance Commencement Date for consecutive one (1) year terms, until Licensee notifies Artisan Components at least [***] prior to the end of the then-current Appendix term that it does not desire this Appendix to renew.

      (b) This Appendix, which is made a part of the License Agreement, may be terminated as set forth in Section 9 of the Master License Agreement (and this Appendix will terminate as part of any termination of the License Agreement).

      (c) A [***] Artisan Components of [***] and [***] shall be [***] to be a [***] Artisan Components of the [***] such [***].

8. Support and Maintenance Payment.

      (a) Unless otherwise agreed in writing, for each yearly period under the term of this Appendix, Licensee must pay an annual support and maintenance fee ("Annual Maintenance Fee"). The Annual Maintenance Fee is [***] in [***] for the initial one (1) year term of this Appendix on or before [***]. Thereafter, the Annual Maintenance Fee shall be due and payable in full on or before the beginning date of the [***] for which payment is due.

      (b) The Annual Maintenance Fee for each set of Licensed Products for the first year, and the renewal rate for subsequent years, is set forth in Appendix B-1 to Product Schedule No. 1.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       5.

                                                                    CONFIDENTIAL

9.    General.

      Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Appendix, capitalized terms used in this Appendix shall have the same meaning as set forth in the License Agreement.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                                     LICENSEE



By: [***]                                                    By: [***]
   ------------------------------------------                   ------------------------------------------------
   Signature of an Officer of the Corporation                   Signature of an Authorized Representative

Name: [***]                                                  Name: [***]
      ---------------------------------------                      ---------------------------------------------
      Printed name of the Signing Officer                          Printed name of the Authorized Representative

Title: [***]                                                 Title: [***]
      ---------------------------------------                      ---------------------------------------------

Date: April 26, 2002                                         Date:  May 3, 2002
      ---------------------------------------                      ---------------------------------------------

[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                       6.

                                                                    CONFIDENTIAL

                                  APPENDIX D-1
                                       To
                             Product Schedule No. 1

                                      [***]

[***]

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.